UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2014
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	001-35077 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

9700 West Higgins Road, Suite 800
Rosemont, Illinois		60018
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (847) 939-9000
Not Applicable
(Former name or former address, if changed since last year)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 24, 2014, the Board of Directors of the Company amended and restated the Company’s 2005 Directors Deferred Fee and Stock Plan (the “Amended and Restated Director Plan”), effective immediately, to provide that those directors who choose to be paid in the Company’s common stock on a non-deferred basis to receive dividends on such common stock for the period between when such stock is earned and when it is distributed. The foregoing information is qualified in its entirety by reference to the Amended and Restated Director Plan, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibits
99.1	Amended and Restated Wintrust Financial Corporation 2005 Directors Deferred Fee and Stock Plan

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ Lisa J. Pattis
Lisa J. Pattis
Executive Vice President, General Counsel and Corporate Secretary
Date: July 29, 2014

INDEX TO EXHIBITS

Exhibit
99.1	Amended and Restated Wintrust Financial Corporation 2005 Directors Deferred Fee and Stock Plan